                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                  ___________

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                ViroLogic, Inc.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


             Delaware                                   94-3234479
_______________________________________     ____________________________________
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)



270 East Grand Avenue, South San Francisco, CA                 94080
______________________________________________              __________
  (Address of principal executive offices)                  (zip code)



If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [x]

Securities Act registration statement file number to     333-30896
which this form relates:                              _______________
                                                      (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class to                      Name of Each Exchange on Which
     be so Registered                            Each Class is to be Registered
     ______________________                      ______________________________

            None


Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $0.001 per share
                    ________________________________________
                                (Title of class)

ITEM 1.         DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

Incorporated by reference to the section entitled "Description of Capital Stock" beginning on page 49 of the preliminary prospectus contained in Registrant's Registration Statement on Form S-1 filed with the Commission on February 22, 2000 (No. 333-30896), as amended.

ITEM 2.         EXHIBITS.

Exhibit
Number        Description

1.           Specimen Common Stock Certificate.(1)

2.           Registrant's Amended and Restated Certificate of Incorporation.(2)

3.           Registrant's Amended and Restated Certificate of Incorporation.(3)

4.           Registrant's Bylaws.(4)

5.           Registrant's Bylaws.(5)
___________________

(1) Filed with the Securities and Exchange Commission as exhibit 4.2 to Registrant's Form S-1 Registration Statement, No. 333-30896, as amended, and incorporated herein by reference.

(2) Filed with the Securities and Exchange Commission as exhibit 3.3 to Registrant's Form S-1 Registration Statement, No. 333-30896, as amended, and incorporated herein by reference, as currently in effect.

(3) Filed with the Securities and Exchange Commission as exhibit 3.5 to Registrant's Form S-1 Registration Statement, No. 333-30896, as amended, and incorporated herein by reference, to be filed and become effective after the closing of the offering.

(4) Filed with the Securities and Exchange Commission as exhibit 3.4 to Registrant's Form S-1 Registration Statement, No. 333-30896, as amended, and incorporated herein by reference, as currently in effect.

(5) Filed with the Securities and Exchange Commission as exhibit 3.5 to Registrant's Form S-1 Registration Statement, No. 333-30896, as amended, and incorporated herein by reference, to become effective prior to the closing of this offering.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                     VIROLOGIC, INC.
                                                     (REGISTRANT)




Date:   April 14, 2000                                  By:  /S/ ROBIN M. TOFT
                                                             -----------------
                                                             Robin M. Toft
                                                             VICE PRESIDENT,
                                                             SALES AND MARKETING